October 25, 2000

                       SUPPLEMENT TO THE PROSPECTUSES FOR
            PIONEER INDEPENDENCE PLANS AND PIONEER INDEPENDENCE FUND
                                DATED MAY 1, 2000
                   (SUPERSEDES SUPPLEMENT DATED MAY 26, 2000)


The following supplements the information presented under the corresponding section of the prospectus. All references in the supplemented prospectus to The Pioneer Group, Inc. are changed to Pioneer Investment Management USA Inc.

PIONEER INDEPENDENCE PLANS

INVESTMENTS, WITHDRAWALS AND TERMINATIONS

TELEPHONE REQUESTS You are automatically authorized to make telephone withdrawals and sales from your plan unless you indicate otherwise on your plan application. You may not terminate your plan or exercise your cancellation or surrender rights by phone. For personal assistance, call BFDS at 1-800-765-9565 weekdays between 8 a.m. and 6 p.m. Eastern time.

ADDITIONAL INFORMATION

NAME, POSITIONS AND OFFICES

DAVID D. TRIPPLE, CHAIRMAN AND DIRECTOR
Director, Chief Executive Officer and President of Pioneer Investment
Management USA Inc. (PIM-USA); President and a Director of Pioneer Investment Management, Inc. (Pioneer Investments); Director of Pioneering Services Corporation (PSC), Pioneer International Corporation (PIntl), Pioneer Management (Ireland) Limited (PMIL), Pioneer America Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer European Equity Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc; Member of the Supervisory Board of Pioneer First Polish Investment Fund Joint Stock Company, Pioneer Czech Investment Company, a.s. and Pioneer Asset Management S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

ERIC W. RECKARD, TREASURER
Chief Financial Officer of PIM-USA since October 2000; Executive Vice President, Chief Financial Officer and Treasurer of PIM-USA from June 1999 to October 2000; Treasurer of Pioneer Investments, PSC, PIntl and of all of the Pioneer mutual funds since June 1999 (Assistant Treasurer of the funds prior to June 1999); Vice President-Corporate Finance of PIM-USA from February 1999 to June 1999; Manager of Fund Accounting, Business Planning and Internal Audit of PIM-USA since September 1996; and Manager of Fund Accounting and Compliance of PIM-USA from May 1995 to September 1996.

JOSEPH P. BARRI, CLERK
Corporate Secretary of PIM-USA and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

STEVEN M. GRAZIANO, DIRECTOR AND PRESIDENT
Executive Vice President - Domestic Distribution of Pioneer Investments.

DANIEL DART, EXECUTIVE VICE PRESIDENT
National sales manager of Pioneer Investments.

SENIOR VICE PRESIDENTS: William A. Misata, William H. Spencer IV, Constance D. Spiros and Marcy L. Supovitz.

SENIOR VICE PRESIDENTS, DIVISIONAL SALES MANAGERS: Nate Algiere, Sherwood L. Harris and Jeffrey H. Saunders.

VICE PRESIDENTS: Barry G. Knight and Elizabeth A. Watson.


PIONEER INDEPENDENCE FUND

MANAGEMENT

The next paragraph replaces the section entitled "Pioneer Group":

PIONEER GLOBAL ASSET MANAGEMENT
Pioneer is part of Pioneer Global Asset Management, the asset management subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer Global Asset Management provides investment management and financial services to mutual funds, institutional and other clients. As of October 25, 2000, Pioneer Global Asset Management has over $100 billion in assets under management worldwide, including over $23 billion in assets under management by Pioneer.

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.





                                                                    9389-00-1000
                                             (C) Pioneer Funds Distributor, Inc.